UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):

October 12, 2007

MAXWELL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15477	95-2390133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9244 Balboa Avenue

San Diego, California 92123

(Addresses of principal executive offices, including zip code)

(858) 503-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 12, 2007, UBS Securities LLC (“UBS”) exercised its option, granted to it under the Underwriting Agreement by and between Maxwell Technologies, Inc. (the “Company”) and UBS dated October 9, 2007, to purchase an additional 195,000 shares of the Company’s common stock to cover over-allotments. Closing of the sale of the additional 195,000 shares occurred concurrently with the closing of the sale of the initial 1,300,000 shares on October 15, 2007, resulting in aggregate gross proceeds to the Company of $15,667,600.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

	By:	/s/ Tim T. Hart
Tim T. Hart
Chief Financial Officer

Date: October 16, 2007